Exhibit 99.1

GSV Capital Corp. Reports Fourth Quarter and Fiscal Year 2017 Financial Results

WOODSIDE, Calif., March 13, 2018 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter and fiscal year ended December 31, 2017. Net assets totaled approximately $204.8 million, or $9.64 per share, at December 31, 2017, as compared to $9.69 per share at September 30, 2017 and $8.66 per share at December 31, 2016.

"In 2017, the GSV Capital team executed a range of proactive measures to enhance shareholder value,” said Michael Moe, Executive Chairman of GSV Capital. “Key initiatives included reducing expenses, implementing a share repurchase program, initiating a tender offer for our convertible debt, and adjusting the Company’s advisory fee structure. We anticipate a positive impact to NAV resulting from GSV Asset Management’s forfeiture of $5 million of its previously accrued, but unearned incentive fee, which will be reflected in GSV Capital’s first quarter 2018 earnings.”

“Entering 2018, we anticipate significant events in the coming weeks that will impact the valuation of GSV Capital’s portfolio, including imminent public listings from Spotify and Dropbox – our second and fourth largest positions, respectively,” Moe continued. “Looking ahead, we believe the fundamentals of the GSV Capital portfolio and the opportunity for investors are as strong as they have ever been.”

Investment Portfolio as of December 31, 2017

At December 31, 2017, GSV Capital held positions in 31 portfolio companies with an aggregate fair value of approximately $220.6 million. As a result of the Company’s continued strategy to increase the size of its investments in individual portfolio companies, GSV Capital’s investment portfolio has consolidated around top positions. For example, the Company’s top five portfolio company investments accounted for 52.4% of the total portfolio at fair value as of December 31, 2017, compared to 39.0% as of December 31, 2016.

Top Five Investments at December 31, 2017

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$35.1	15.9%
Spotify Technology S.A.	30.7	13.9
Coursera, Inc.	18.4	8.3
Dropbox, Inc.	17.9	8.1
StormWind, LLC	13.5	6.1
Total (rounded)	$115.5	52.4%

Fourth Quarter 2017 Portfolio Investment Activity

During 2017, GSV Capital did not fund any new investments.

During the quarter ended December 31, 2017, GSV Capital sold or wrote off securities in the following portfolio companies:

	Shares	Average	Net	Realized
	Sold/	Net Share	Proceeds	Gain/(Loss)(2)
Portfolio Company	Written Off	Price (1)	(in millions)	(in millions)

JAMF Holdings, Inc.	1,468,800	$23.78	$34.9	$25.5
Spotify Technology S.A.	3,657	$3,800	$13.9	$10.3
Dataminr, Inc.	1,206,346	$3.98	$4.8	$1.6
Whittle Schools, LLC	3,000,229	$1.52	$4.6	$(0.2)
Chegg, Inc.	282,192	$15.97	$4.5	$1.2
Strategic Data Command, LLC	2,400,000	$1.02	$2.5	$1.5
Palantir Technologies, Inc.	326,797	$6.40	$2.1	$1.1
Handle Financial, Inc.	548,034	$0.00	-	$(14.0)
Circle Media (2)	2,745,070	$0.00	-	$(1.8)

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	Write-off includes a promissory note with principal value of $25,008.

Subsequent to quarter-end, through March 13, 2018, GSV Capital sold positions in the following portfolio companies:

		Average	Net	Realized
	Shares	Net Share	Proceeds	Gain/(Loss)
Portfolio Company	Sold	Price (1)	(in millions)	(in millions)

Chegg, Inc.	500,000	$18.89	$9.4	$3.4
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	N/A	N/A	$0.6	$(0.0)
Avenues Global Holdings, LLC	10,014,270	$0.59	$5.9	$(4.2)

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

Fourth Quarter 2017 Financial Results

	Quarter Ended December 31, 2017		Quarter Ended December 31, 2016
	$ in millions	per share	$ in millions	per share

Net investment income/(loss)	$(3.6)	$(0.17)	$3.9	$0.17

Net realized gain/(loss)	25.2	1.18	(0.3)	(0.01)

Net change in unrealized depreciation of investments	(26.9)	(1.26)	(36.6)	(1.65)

Benefit from taxes on unrealized appreciation/depreciation of investments	2.7	0.13	1.6	0.07

Net decrease in net assets resulting from operations - basic	$(2.5)	$(0.12)	$(31.5)	$(1.42)

Dividends distributed	-	-	-	-

Repurchase of common stock(1)	(2.1)	0.07	-	-

Increase/(decrease) in net asset value	$(4.6)	$(0.05)	$(31.5)	$(1.42)

(1)	During the quarter ended December 31, 2017, the Company repurchased 360,549 shares of GSV Capital common stock for approximately $2.1 million in cash. The use of cash in connection with the repurchases decreased net asset value as of period end; however, the reduction in shares outstanding as of period end resulted in an increase in the net asset value per share.

Weighted-average common basic shares outstanding were approximately 21.3 million and 22.2 million for the quarters ended December 31, 2017 and 2016, respectively.

Fiscal Year 2017 Financial Results

	Fiscal Year Ended December 31, 2017		Fiscal Year Ended December 31, 2016
	$ in millions	per share	$ in millions	per share

Net investment loss	$(20.9)	$(0.95)	$(1.3)	$(0.06)

Net realized gain/(loss)	0.9	0.04	(2.6)	(0.12)

Net change in unrealized appreciation/(depreciation) of investments	34.8	1.59	(73.2)	(3.30)

Benefit from taxes on unrealized appreciation/depreciation of investments	2.8	0.13	2.1	0.10

Net increase/(decrease) in net assets resulting from operations - basic	$17.6	$0.80	$(75.0)	$(3.38)

Dividends distributed	-	-	(0.9)	(0.04)

Repurchase of common stock(1)	(4.9)	0.18	-	-

Increase/(decrease) in net asset value	$12.6	$0.98	$(75.9)	$(3.42)

(1)	During the year ended December 31, 2017, the Company repurchased 934,658 shares of GSV Capital common stock for approximately $4.9 million in cash. The use of cash in connection with the repurchases decreased net asset value as of period end; however, the reduction in shares outstanding as of period end resulted in a increase in the net asset value per share.

Weighted-average common basic shares outstanding were approximately 21.9 million and 22.2 million for the fiscal years ended December 31, 2017 and 2016, respectively.

GSV Capital’s liquid assets were $68.0 million as of December 31, 2017, consisting of $59.8 million of cash and $8.2 million of public securities not subject to lock-up agreements.

At year-end, GSV Capital did not have any borrowings outstanding and $12.0 million of borrowing capacity available under its $12.0 million credit facility. As of March 13, 2018, GSV Capital has no borrowings outstanding and $12.0 million of borrowing capacity available to it under its credit facility.

Share Repurchase Program

On November 7, 2017, the Company’s Board of Directors authorized an extension of, and an increase in the amount of shares of the Company’s common stock that may be purchased under, its discretionary open-market share repurchase program until the earlier of (i) November 6, 2018 or (ii) the repurchase of $10.0 million in aggregate amount of the Company's common stock. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock from time to time in the open market provided that the Company complies with the prohibitions under its insider trading policies and procedures and the applicable provisions of the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended. The timing and number of shares to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities.

Pursuant to the announcement of the share repurchase program, as of December 31, 2017 the Company had repurchased 934,658 shares of its common stock for approximately $4.9 million. From January 1, 2018 through March 9, 2018, the Company repurchased an additional 179,807 shares of its common stock for approximately $1.2 million.

As of March 13, 2018, the dollar value of shares that may yet be purchased by the Company under the share repurchase program is approximately $3.8 million.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call access number for U.S. participants is 877-419-6590, and the conference call access number for participants outside the U.S. is 719-325-2455. The conference ID number for both access numbers is 5951244. Additionally, interested parties can listen to a live webcast of the call from the "Investor Relations" section of GSV Capital's website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on March 20, 2018 by dialing 866-375-1919 (U.S.) or 719-457-0820 (International) and using conference ID number 5951244.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe and CEO Mark Klein, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2017	December 31, 2016
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $137,526,726 and $204,101,445, respectively)	$179,908,234	$200,532,890
Non-controlled/affiliate investments (cost of $41,886,312 and $51,773,388, respectively) (1)	16,473,098	42,444,690
Controlled investments (cost of $23,161,314 and $22,893,441, respectively) (1)	24,207,161	19,037,566
Investments in U.S. Treasury bills (cost of $99,985,833 and $29,998,750, respectively)	99,994,000	29,998,490
Total Investments (cost of $302,560,185 and $308,767,024, respectively)	320,582,493	292,013,636

Cash	59,838,600	8,332,634
Due from:
Portfolio companies (1)	840	-
Escrow proceeds receivable	603,456	-
Interest and dividends receivable	35,141	92,946
Prepaid expenses and other assets	208,983	213,942
Deferred financing costs	413,023	311,268
Total Assets	381,682,536	300,964,426

LIABILITIES
Due to:
GSV Asset Management (2)	231,697	422,025
Accounts payable and accrued expenses	458,203	335,611
Accrued incentive fees (2)	9,278,085	2,126,444
Accrued management fees, net of waiver of management fees (2)	424,447	524,054
Accrued interest payable	1,056,563	1,056,563
Payable for securities purchased	89,485,825	26,498,750
Deferred tax liability	7,602,301	10,359,371
Convertible Senior Notes Payable 5.25% due September 15, 2018 (3)	68,382,549	67,512,798
Total Liabilities	176,919,670	108,835,616

Net Assets	$204,762,866	$192,128,810

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 21,246,345 and 22,181,003 issued and outstanding, respectively)	$212,463	$221,810
Paid-in capital in excess of par	230,042,199	221,237,636
Accumulated net investment loss	(36,051,904)	(1,443,996)
Accumulated net realized gains/(losses) on investments	140,100	(773,882)
Accumulated net unrealized appreciation/(depreciation) of investments	10,420,008	(27,112,758)
Net Assets	$204,762,866	$192,128,810
Net Asset Value Per Share	$9.64	$8.66

(1)	This balance is a related-party transaction.
(2)	This balance is a related-party transaction and subject to the fee Waiver Agreement announced and effective subsequent to year-end.
(3)	The Convertible Senior Notes have a face value of $69,000,000.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income/(reversal of interest accrual)	$(4,627)	$262,473	$29,695
Dividend income	-	-	46,781
Other income	73,096	212,795	-
Non-controlled/affiliate investments:
Interest income(1)	59,460	159,016	214,420
Controlled investments:
Interest income(1)	249,839	101,999	-
Dividend income(1)	475,000	-	-
Total Investment Income	852,768	736,283	290,896

OPERATING EXPENSES
Management fees (2)	5,666,176	6,896,347	8,044,801
Incentive fees/(reversal of incentive fee accrual)(2)	7,151,641	(15,188,121)	8,170,326
Costs incurred under Administration Agreement (1)	1,874,839	2,545,316	2,681,079
Directors’ fees	328,480	345,000	373,676
Professional fees	2,068,668	1,966,906	1,357,988
Interest expense	4,696,819	4,731,430	4,961,169
Tax expense	52,901	-	880,778
Other expenses	600,331	702,768	509,418
Gain on fair value adjustment for embedded derivative	-	-	(1,000)
Total Operating Expenses	22,439,855	1,999,646	26,978,235
Management fee waiver(2)	(708,272)	-	-
Total operating expenses, net of waiver of management fees	21,731,583	1,999,646	26,978,235
Provision for taxes on net investment loss (3)	-	-	(21,969,370)
Net Investment Loss	(20,878,815)	(1,263,363)	(48,656,709)

Realized Gains/(Losses) on Investments:
Non-controlled/non-affiliated investments	3,989,476	(2,634,471)	64,314,796
Non-controlled/affiliate investments	(3,075,494)	-	(10,170,567)
Net Realized Gains/(Losses) on Investments	913,982	(2,634,471)	54,144,229
Benefit from taxes on net realized gain on investments (3)	-	-	342,802

Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	45,958,490	(54,745,095)	(14,181,484)
Non-controlled/affiliate investments	(16,084,516)	(13,571,477)	1,386,378
Controlled investments	4,901,722	(4,897,273)	(627,139)
Net Change in Unrealized Appreciation/(Depreciation) of Investments	34,775,696	(73,213,845)	(13,422,245)
Benefit from taxes on unrealized appreciation/depreciation of investments (3)	2,757,070	2,116,784	16,058,080

Net Increase/(Decrease) in Net Assets
Resulting from Operations	$17,567,933	$(74,994,895)	$8,466,157
Net Increase/(Decrease) in Net Assets Resulting
from Operations per Common Share
Basic	$0.80	$(3.38)	$0.44
Diluted (4)	$0.80	$(3.38)	$0.44
Weighted-Average Common Shares Outstanding
Basic	21,924,490	22,181,003	19,327,938
Diluted (4)	21,924,490	22,181,003	19,327,938

(1)	This balance is a related-party transaction.
(2)	This balance is a related-party transaction and subject to the fee Waiver Agreement announced and effective subsequent to year-end.
(3)	Due to the Company’s change in tax status to a regulated investment company (“RIC”) from a C Corporation, the associated accrued benefits and provisions from previous years were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation of investments for the year ended December 31, 2015.
(4)	For the years ended December 31, 2017, 2016 and 2015, respectively, 5,751,815, 5,751,815 and 5,710,212 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase/(decrease) in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	Three months ended		Three months ended
	December 31,		December 31,
	2017		2016
Net asset value at beginning of period	$9.69		$10.08
Net investment income/(loss)	(0.17	)(1)	0.17	(1)
Realized gain/(loss)	1.18	(1)	(0.01	)(1)
Change in unrealized depreciation	(1.26	)(1)	(1.65	)(1)
Benefit for taxes on unrealized appreciation/depreciation of investments	0.13	(1)	0.07	(1)
Repurchase of Common Stock	0.07		-
Net asset value at end of period	$9.64		$8.66

	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.66	$12.08	$14.80	$14.91	$13.07
Net investment loss(1)	(0.95)	(0.06)	(2.52)	(0.66)	(0.46)
Realized gain (loss)(1)	0.04	(0.12)	2.80	1.24	(1.12)
Benefit/(Provision) for taxes on net realized capital gains/losses(1)	-	-	0.02	(0.51)	0.49
Change in unrealized appreciation (depreciation)(1)	1.59	(3.30)	(0.69)	(0.30)	4.53
Benefit/(Provision) for taxes on unrealized depreciation/appreciation of investments(1)	0.13	0.10	0.83	0.12	(1.60)
Distributions from realized gain	-	(0.04)	(2.76)	-	-
Repurchase of common stock(1)	0.18	-	-	-	-
Dilution from shares issued	-	-	(0.40)	-	-
Net asset value at end of year	$9.64	$8.66	$12.08	$14.80	$14.91

Per share market value at end of year	$5.45	$5.03	$9.37	$8.63	12.09
Total return based on market value(2)	8.35%	(23.29)%	8.57%	(28.62)%	43.42%
Total return based on net asset value(2)	11.32%	(27.74)%	(0.27)%	(0.74)%	14.08%
Shares outstanding at end of year	21,246,345	22,181,003	22,181,003	19,320,100	19,320,100

Ratios / Supplemental Data:
Net assets at end of year	$204,762,866	$192,128,810	$268,010,945	$285,903,673	287,966,444
Average net assets	$199,457,678	$243,577,514	$296,560,393	$284,953,811	250,121,052

Ratios
Ratio of gross operating expenses to average net assets	11.25%	0.82%	9.10%	7.64%	8.83%
Ratio of net income tax provisions to average net assets	(1.38)%	(0.87)%	(1.88)%	(0.50)%	(3.33)%
Ratio of management fee waiver to average net assets	(0.36)%	-%	-%	-%	-%
Ratio of net operating expenses to average net assets	9.51%	(0.05)%	7.22%	7.14%	5.50%

Ratio of net investment loss to average net assets	(10.47)%	(0.52)%	(16.41)%	(4.48)%	(3.55)%
Portfolio Turnover Ratio	0.07%	4.46%	8.30%	19.45%	2.96%

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the year. The closing market price per share adjusted for dividends on December 31, 2015 is $6.61. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.